[ARTHUR ANDERSEN LLP letterhead]


                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to incorporation by reference in this Registration Statement of our reports dated May 12, 1998 included in Repligen Corporation's Form 10-K for the year ended March 31, 1998 and to all references to our Firm included in or made a part of this Registration Statement.


                                                         /s/ Arthur Andersen LLP

                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
April 6, 1999